EXHIBIT 99.1

                      Chase Funding Loan Acquisition Trust
            Mortgage Loan Asset-Backed Certificates, Series 2004-AQ1

                           $595,123,000 (Approximate)
                               Subject to Revision

                  September 30, 2004 - Computational Materials

Copyright 2004 JPMorgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. JPMorgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. JPMorgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Notwithstanding the preceding sentence or anything else to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

                             PRELIMINARY TERM SHEET
                               September 30, 2004

                      Chase Funding Loan Acquisition Trust
            Mortgage Loan Asset-Backed Certificates, Series 2004-AQ1
                    Residential Mortgage Loan Securitization

                           $595,123,000 (Approximate)
                               Subject to Revision

                             Ratings                                             Interest Accrual   WAL (yrs.)
Class   Amount($)(1)   (S&P/Fitch/Moody's)     Pass-through Rate     Bond Type        Basis         to Call,(1)
----------------------------------------------------------------------------------------------------------------------
                                            Offered Certificates
A-1     $200,000,000     AAA / AAA / Aaa     LIBOR + [_]%(2,3)       Sr Fltr       Actual/360             0.78
A-2     $324,457,000     AAA / AAA / Aaa     LIBOR + [_]%(2,3)       Sr Fltr       Actual/360             3.53
M-1     $ 31,338,000      AA / AA / Aa2      LIBOR + [_]%(2,3)      Mez Fltr       Actual/360             4.73
M-2     $ 19,971,000       A / A / A2        LIBOR + [_]%(2,3)      Mez Fltr       Actual/360             4.68
M-3     $  6,145,000      A- / A- / A3       LIBOR + [_]%(2,3)      Mez Fltr       Actual/360             4.65
B-1     $  4,609,000   BBB+ / BBB+ / Baa1    LIBOR + [_]%(2,3)      Sub Fltr       Actual/360             4.65
B-2     $  3,994,000    BBB / BBB / Baa2     LIBOR + [_]%(2,3)      Sub Fltr       Actual/360             4.65
B-3     $  4,609,000   BBB- / BBB- / Baa3    LIBOR + [_]%(2,3)      Sub Fltr       Actual/360             4.64
----------------------------------------------------------------------------------------------------------------------
                                           Non-Offered Certificates
B-4     $  5,223,000     BB+ / BB+ / Ba1     LIBOR + [_]%(2,3)      Sub Fltr       Actual/360              N/A
B-5     $  3,072,000      BB / BB / NR       LIBOR + [_]%(2,3)      Sub Fltr       Actual/360              N/A


        Principal Window (mos.)          Exp. Maturity       Final Scheduled
Class     to Call/# of mos.(1)             to Call(1)          Maturity(1)
------------------------------------------------------------------------------
                       Offered Certificates
A-1           1 - 18 / 18                  March 2006         September 2013
A-2           18 - 84 / 67               September 2011          May 2034
M-1           40 - 84 / 45               September 2011          May 2034
M-2           38 - 84 / 47               September 2011          May 2034
M-3           38 - 84 / 47               September 2011          May 2034
B-1           38 - 84 / 47               September 2011          May 2034
B-2           38 - 84 / 47               September 2011          May 2034
B-3           37 - 84 / 48               September 2011          May 2034
------------------------------------------------------------------------------
                      Non-Offered Certificates
B-4               N/A                         N/A                  N/A
B-5               N/A                         N/A                  N/A

Notes:

(1) The Certificates will be priced at the following prepayment speed assumptions: Fixed-Rate Mortgage Loans: 20% HEP. Adjustable-Rate Mortgage
     Loans: 100% PPC (2% CPR in month 1, plus an additional 1/11th of 26% CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60% CPR from month 24 until month 27 and remaining constant at 35% CPR from month 28 and thereafter).
(2) Subject to the Senior Certificates and Subordinate Certificates Available Funds Cap and the Maximum Rate Cap.
(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A Certificates will increase to [2]x their respective margins and the margin on each of the Class M and Class B Certificates will increase to [1.5]x their respective margins.

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

Title of Certificates:     Chase Funding Loan Acquisition Trust, Mortgage Loan
                           Asset-Backed Certificates, Series 2004-AQ1, consisting of the following classes:

                           Class A-1 and Class A-2 Certificates (the "Class A Certificates" or the "Senior Certificates").

                           Class M-1, Class M-2, Class M-3 (the "Class M Certificates"), Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (the "Class B Certificates" and together with the Class M Certificates, the "Subordinate Certificates", and together with the Senior Certificates, the "Certificates").

                           The Class A, Class M, Class B-1, Class B-2 and Class B-3 Certificates are together referred to as the "Offered Certificates".

                           The Offered Certificates will be publicly offered on the terms contained herein pursuant to the prospectus and the prospectus supplement.

                           The Class B-4 and Class B-5 Certificates are not being publicly offered.

Underwriters:              J.P. Morgan Securities Inc. and Merrill Lynch,
                           Pierce, Fenner & Smith Incorporated.

Depositor:                 Chase Funding, Inc.

Seller:                    Chase Manhattan Mortgage Corporation.

Servicer:                  Chase Manhattan Mortgage Corporation.

Trustee:                   Wachovia Bank, N.A.

Mortgage Insurance
Provider:                  Mortgage Guaranty Insurance Corporation.

Cut-Off Date:              September 1, 2004.

Pricing Date:              On or about October 1, 2004.

Closing Date:              On or about October 8, 2004.

Distribution Dates:        Distribution of principal and interest on the
                           certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in October
                           2004.

ERISA
Considerations:            The Offered Certificates will be ERISA eligible as of
                           the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                           Plan's acquisition and ownership of such Certificates.

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

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                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

Legal Investment:          The Class A and Class M-1 Certificates will
                           constitute "mortgage-related securities" for the purposes of SMMEA. The Class M-2, Class M-3 and Class
                           B Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.

Tax Status:                For federal income tax purposes, the Trust Fund will
                           include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                           ("REMIC").

Optional
Termination:               The Servicer has the option to exercise a call when
                           the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage
                           Loans as of the Cut-Off Date. The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans (other than in respect of REO property), plus accrued interest, (ii) the appraised value of any REO
                           Property (up to the stated principal balance of the related Mortgage Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage Loans.

Mortgage Loans:            The mortgage pool will consist of fixed-rate and
                           adjustable-rate, first lien, sub-prime mortgage loans
                           ("Mortgage Loans") having an aggregate stated principal balance as of the Cut-Off Date of approximately $614,478,132.

                           All of the mortgage loans were originated by third parties, pursuant to each third party originator's respective underwriting guidelines, and subsequently purchased by the Seller on an individual loan basis or included in a bulk acquisition.

Prepayment
Assumptions:               The fixed-rate Mortgage Loans will be priced at 20%
                           HEP (2% - 20% CPR Ramp over 10 months).

                           The adjustable-rate Mortgage Loans will be priced at 100% PPC (2% CPR in month 1, plus an additional 1/11th of 26% CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60% CPR from month 24 until month 27 and remaining constant at 35% CPR from month 28 and thereafter).

Administrative Fees:       The sum of (a) the servicing fee rate (0.50% per
                           annum), (b) the trustee fee rate (0.01% per annum) and (c) the rate at which the Primary Mortgage
                           Insurance Policy premium accrues (the "PMI Insurer
                           Premium Fee Rate"), if applicable.

Compensating Interest:     The amount of servicing fee otherwise payable to the
                           Servicer for any month on any Distribution Date will be reduced in an amount up to the amount of any shortfall in interest payments resulting from (i) prepayments received in full during the period from the 16th calendar day through the last calendar day of the previous month and (ii) partial prepayments received during the previous calendar month, less any interest payments due with respect to prepayments in full received during the period from the 1st through the 15th of the month of such Distribution Date;
                           provided that any such reduction of the servicing fee otherwise payable with respect to that Distribution
                           Date will be limited to the product of (1) one-twelfth of 0.35% and (2) the aggregate stated principal balance of the Mortgage Loans with respect to the related Distribution Date.

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

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                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

Credit Enhancement:        1) Excess interest
                           2) Over-Collateralization
                           3) Subordination
                           4) Primary Mortgage Insurance Policy

Excess Interest:           Excess interest cashflows will be available as credit
                           enhancement.

Over-
Collateralization:         The over-collateralization ("O/C") amount is equal to
                           the excess of the aggregate principal balance of Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately [1.80]% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount set forth below, excess cashflow will be directed to build O/C until the over-collateralization target amount is reached.

                           Initial:       [1.80]% of original balance        Target:   [1.80]% of original balance
                           Stepdown:      OC Stepdown Target                 Floor:    [0.50]% of original balance

OC Stepdown Target:        An amount equal to (x) the required Subordination to
                           the Class B-4 Certificates on or after the Stepdown
                           Date less the (y) the Class B-5 Certificates principal balance, before giving effect to the principal distribution to the Class B-5 Certificates for that Distribution Date.

Subordination(1):

                           ----------------------------------------------------
                                       (S&P/Fitch/Moody's)    Subordination
                           ----------------------------------------------------
                           Class A        (AAA/AAA/Aaa)          [14.65]%
                           Class M-1       (AA/AA/Aa2)           [9.55]%
                           Class M-2         (A/A/A2)            [6.30]%
                           Class M-3        (A-/A-/A3)           [5.30]%
                           Class B-1     (BBB+/BBB+/Baa1)        [4.55]%
                           Class B-2      (BBB/BBB/Baa2)         [3.90]%
                           Class B-3     (BBB-/BBB-/Baa3)        [3.15]%
                           ----------------------------------------------------
                           (1) The subordination percentages include the initial over-collateralization levels of [1.80]% and the Class B-4 (class size [0.85]%) and Class B-5 (class size [0.50]%) Certificates.
                           ----------------------------------------------------
                                       (S&P/Fitch/Moody's)      Class Size
                           ----------------------------------------------------
                           Class A        (AAA/AAA/Aaa)           85.35%
                           Class M-1       (AA/AA/Aa2)            5.10%
                           Class M-2         (A/A/A2)             3.25%
                           Class M-3        (A-/A-/A3)            1.00%
                           Class B-1     (BBB+/BBB+/Baa1)         0.75%
                           Class B-2      (BBB/BBB/Baa2)          0.65%
                           Class B-3     (BBB-/BBB-/Baa3)         0.75%
                           ----------------------------------------------------

Primary Mortgage
Insurance Policy:          Approximately [70.48]% of the Mortgage Loans (by
                           aggregate scheduled principal balance as of the Cut-off Date) will be covered by a mortgage insurance policy (the "PMI Policy") issued by the Mortgage
                           Insurance Provider. For each of those Mortgage Loans, the Mortgage Insurance Provider provides insurance coverage, subject to certain limitations, down to 65% loan-to-value ratio of the related Mortgage Loans at origination.

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

Available Funds Caps:      The pass-through rate of each class of the Senior and
                           Subordinate Certificates, respectively, will be subject to the "Senior Certificates Available Funds
                           Cap" and the "Subordinate Certificates Available
                           Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Mortgage Loans based on the net mortgage rates in effect on the related due date divided by (y) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.
                           Payments under the Senior Certificates Yield
                           Maintenance Agreement and Subordinate Certificates
                           Yield Maintenance Agreement will be available to cover any shortfalls resulting from the Available
                           Funds Caps (other than such shortfalls arising from the failure to allocate losses to the Class A
                           Certificates).

Maximum Rate Cap:          The pass-through rate of each class of the
                           Certificates will be subject to the "Maximum Rate
                           Cap", which is a per annum rate equal to the weighted average of the net mortgage rates with respect to the fixed mortgage loans and the net maximum lifetime mortgage rates on the adjustable-rate Mortgage Loans.
                           Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

Shortfall
Reimbursement:             If on any Distribution Date the pass-through rate on
                           the Certificates is limited by the respective
                           Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate on the Certificates had not been so limited by the respective Available Funds Cap, up to but not exceeding the Maximum Rate Cap, and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution
                           Date until paid (herein referred to as "Carryover").
                           Such reimbursement will only come from interest on the Mortgage Loans and proceeds from the Senior
                           Certificates Yield Maintenance Agreement and
                           Subordinate Certificates Yield Maintenance Agreement and will be paid only on a subordinated basis. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

Interest Accrual:          For all Certificates, interest will initially accrue
                           from the Closing Date to (but excluding) the first
                           Distribution Date, and thereafter, from the prior
                           Distribution Date to (but excluding) the current
                           Distribution Date.

Payment Delay:             0 days.

Interest
Payment Basis:             Actual/360.

Pass-through Rate
Step Up: If the 10% clean-up call for the Certificates is not exercised on the first distribution date on which it is exercisable, the margin on each of the Class A Certificates will increase to [2]x their respective margins and the margin on each of the Subordinate Certificates will increase to [1.5]x their respective margins.

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

     Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-AQ1
     ----------------------------------------------------------------------

                        Overview of Offered Certificates
                        --------------------------------

-----------------------------------------------------------------------------------------------------------
                                          Class            Class            Class            Class
                                          A-1              A-2              M-1              M-2
-----------------------------------------------------------------------------------------------------------
Amount ($)                                $200,000,000     $324,457,000     $31,338,000      $19,971,000

Expected Ratings
  S&P                                     AAA              AAA              AA               A
  Fitch                                   AAA              AAA              AA               A
  Moody's                                 Aaa              Aaa              Aa2              A2

Pass-through Rate                         1M Libor+        1M Libor+        1M Libor+        1M Libor+
                                          [___](1,2)       [___](1,2)       [___](1,2)       [___](1,2)

Weighted Average Life to Call (yrs.)
(3)                                       0.78             3.53             4.73             4.68

Weighted Average Life to Maturity
(yrs.)(3)                                 0.78             3.95             5.27             5.14

Payment Window to Call (mos.) (3)         18               67               45               47

Payment Window to Maturity (mos.) (3)     18               191              118              102

Expected Maturity to Call(3)              March 2006       September 2011   September 2011   September 2011

Expected Maturity to Maturity (3)         March 2006       January 2022     October 2017     April 2016

Last Scheduled Distribution Date (4)      September 2013   May 2034         May 2034         May 2034
-----------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                           Class            Class            Class            Class
                                           M-3              B-1              B-2              B-3
-------------------------------------------------------------------------------------------------------------
Amount ($)                                 $6,145,000       $4,609,000       $3,994,000       $4,609,000

Expected Ratings
  S&P                                      A-               BBB+             BBB              BBB-
  Fitch                                    A-               BBB+             BBB              BBB-
  Moody's                                  A3               Baa1             Baa2             Baa3

Pass-through Rate                          1M Libor+        1M Libor+        1M Libor+        1M Libor+
                                           [___](1,2)       [___](1,2)       [___](1,2)       [___](1,2)

Weighted Average Life to Call (yrs.)
(3)                                        4.65             4.65             4.65             4.64

Weighted Average Life to Maturity
(yrs.)(3)                                  5.04             4.98             4.93             4.84

Payment Window to Call (mos.) (3)          47               47               47               48

Payment Window to Maturity (mos.) (3)      85               77               71               66

Expected Maturity to Call(3)               September 2011   September 2011   September 2011   September 2011

Expected Maturity to Maturity (3)          November 2014    March 2014       September 2013   March 2013

Last Scheduled Distribution Date (4)       May 2034         May 2034         May 2034         May 2034
-------------------------------------------------------------------------------------------------------------

(1)  Subject to the respective Available Funds Cap and the Maximum Rate Cap.
(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A Certificates will increase to [2]x their respective margins and the margin on each of the Class M and Class B Certificates will increase to [1.5]x their respective margins.
(3) The Certificates will be priced at the following prepayment speed assumptions:
         Fixed-Rate Mortgage Loans: 20% HEP.
            Adjustable-Rate Mortgage Loans: 100% PPC (2% CPR in month 1, plus an additional 1/11th of 26% CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60% CPR from month 24 until month 27 and remaining constant at 35% CPR from month 28 and thereafter).
(4) Assumes 0% CPR, no losses, no excess interest will be applied to principal and the cleanup call is not exercised.

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

Senior Certificates
Yield Maintenance
Agreement:                 On the Closing Date, the Trustee will enter into a
                           Yield Maintenance Agreement with [_] (the
                           "Counterparty") for the benefit of the Senior
                           Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on (i) an amount equal to the lesser of (a) the notional balance (as set forth below) and (b) the outstanding certificate principal balance of the Senior Certificates immediately preceding that
                           Distribution Date and (ii) the strike rate (as set forth in the below table). Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the applicable ceiling rate.
                           Payments under the Yield Maintenance Agreement will be available only to cover any shortfalls resulting from the Senior Certificates Available Funds Cap
                           (other than such shortfalls arising from the failure to allocate losses to the Class A Certificates or the Maximum Rate Cap). The Yield Maintenance Agreement will terminate after the Distribution Date in October
                           2011.

            Senior Certificates Yield Maintenance Agreement Schedule
            --------------------------------------------------------

Distribution            Notional          Strike        Ceiling
   Date               Balance($)          Rate (%)      Rate (%)
----------------------------------------------------------------
25-Oct-04            524,457,000             NA            NA
25-Nov-04            518,003,712             5.14          8.68
25-Dec-04            510,342,207             5.32          8.68
25-Jan-05            501,486,821             5.13          8.68
25-Feb-05            491,459,587             5.13          8.67
25-Mar-05            480,289,834             5.71          8.67
25-Apr-05            468,014,706             5.12          8.67
25-May-05            455,092,983             5.30          8.66
25-Jun-05            441,563,136             5.11          8.66
25-Jul-05            428,374,600             5.29          8.65
25-Aug-05            415,518,622             5.10          8.65
25-Sep-05            402,986,678             5.09          8.64
25-Oct-05            390,770,465             5.27          8.64
25-Nov-05            378,861,894             5.08          8.63
25-Dec-05            367,253,091             5.25          8.63
25-Jan-06            355,936,381             5.06          8.62
25-Feb-06            344,904,293             5.05          8.61
25-Mar-06            334,149,546             5.63          8.61
25-Apr-06            323,665,051             5.04          8.60
25-May-06            313,396,082             5.22          8.60
25-Jun-06            291,914,982             5.93          8.60
25-Jul-06            271,910,020             6.10          8.60
25-Aug-06            253,223,575             5.86          8.60
25-Sep-06            235,790,052             5.83          8.60
25-Oct-06            226,422,818             6.03          8.60
25-Nov-06            217,344,303             5.82          8.60
25-Dec-06            208,545,107             6.44          8.60
25-Jan-07            200,030,344             6.20          8.60
25-Feb-07            191,776,085             6.19          8.60
25-Mar-07            183,773,898             6.88          8.60
25-Apr-07            176,015,632             6.17          8.60
25-May-07            168,493,412             6.38          8.60
25-Jun-07            161,199,769             6.76          8.60
25-Jul-07            154,145,803             6.98          8.60
25-Aug-07            147,304,545             6.73          8.60
25-Sep-07            140,669,187             6.71          8.60
25-Oct-07            134,233,148             6.93          8.60
25-Nov-07            134,233,148             6.68          8.60
25-Dec-07            134,233,148             7.39          8.60
25-Jan-08            134,233,148             7.12          8.60
25-Feb-08            134,233,148             7.10          8.60
25-Mar-08            134,233,148             7.59          8.60
25-Apr-08            133,989,306             7.06          8.60
25-May-08            130,312,827             7.28          8.60
25-Jun-08            126,744,855             7.47          8.60
25-Jul-08            123,286,846             7.71          8.60
25-Aug-08            119,930,283             7.42          8.60
25-Sep-08            116,671,990             7.40          8.60
25-Oct-08            113,508,893             7.63          8.60
25-Nov-08            110,438,021             7.35          8.60
25-Dec-08            107,456,516             7.68          8.60
25-Jan-09            104,562,576             7.40          8.60
25-Feb-09            101,752,450             7.37          8.60
25-Mar-09             99,023,541             8.18          8.60
25-Apr-09             96,373,334             7.32          8.60
25-May-09             93,799,398             7.55          8.60
25-Jun-09             91,299,393             7.36          8.60
25-Jul-09             88,871,739             7.59          8.60
25-Aug-09             86,513,480             7.31          8.60
25-Sep-09             84,222,487             7.29          8.60
25-Oct-09             81,996,701             7.52          8.60
25-Nov-09             79,834,130             7.23          8.60
25-Dec-09             77,732,846             7.46          8.60
25-Jan-10             75,690,982             7.18          8.60
25-Feb-10             73,706,733             7.16          8.60
25-Mar-10             71,778,350             7.94          8.60
25-Apr-10             69,904,143             7.11          8.60
25-May-10             68,082,473             7.33          8.60
25-Jun-10             66,311,757             7.06          8.60
25-Jul-10             64,590,459             7.28          8.60
25-Aug-10             62,917,096             7.01          8.60
25-Sep-10             61,290,229             6.99          8.60
25-Oct-10             59,708,466             7.21          8.60
25-Nov-10             58,170,461             6.94          8.60
25-Dec-10             56,674,908             7.16          8.60
25-Jan-11             55,220,544             6.89          8.60
25-Feb-11             53,806,147             6.86          8.60
25-Mar-11             52,430,530             7.62          8.60
25-Apr-11             51,092,549             6.82          8.60
25-May-11             49,791,090             7.03          8.60
25-Jun-11             48,525,080             6.77          8.60
25-Jul-11             47,293,475             6.99          8.60
25-Aug-11             46,095,266             6.72          8.60
25-Sep-11             44,929,476             6.70          8.60
25-Oct-11             43,795,158             6.91          8.60


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

Subordinate Certificates
Yield Maintenance
Agreement:                 On the Closing Date, the Trustee will enter into a
                           Yield Maintenance Agreement with [_] (the
                           "Counterparty") for the benefit of the Subordinate
                           Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on (i) an amount equal to the lesser of (a) the notional balance (as set forth below) and (b) the outstanding certificate principal balance of the Subordinate Certificates immediately preceding that
                           Distribution Date and (ii) the strike rate (as set forth in the below table). Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the applicable ceiling rate.
                           Payments under the Yield Maintenance Agreement will be available only to cover any shortfalls resulting from the Subordinate Certificates Available Funds Cap
                           (other than such shortfalls arising from the failure to allocate losses to the Class A Certificates or the Maximum Rate Cap). The Yield Maintenance Agreement will terminate after the Distribution Date in October
                           2011.

          Subordinate Certificates Yield Maintenance Agreement Schedule
          -------------------------------------------------------------


Distribution           Notional          Strike       Ceiling
   Date              Balance ($)         Rate (%)      Rate (%)
----------------------------------------------------------------
25-Oct-04            78,961,000              NA            NA
25-Nov-04            78,961,000             4.01          7.81
25-Dec-04            78,961,000             4.19          7.81
25-Jan-05            78,961,000             4.01          7.81
25-Feb-05            78,961,000             4.01          7.81
25-Mar-05            78,961,000             4.60          7.81
25-Apr-05            78,961,000             4.01          7.81
25-May-05            78,961,000             4.19          7.81
25-Jun-05            78,961,000             4.01          7.81
25-Jul-05            78,961,000             4.19          7.81
25-Aug-05            78,961,000             4.01          7.81
25-Sep-05            78,961,000             4.00          7.81
25-Oct-05            78,961,000             4.18          7.81
25-Nov-05            78,961,000             4.00          7.81
25-Dec-05            78,961,000             4.18          7.81
25-Jan-06            78,961,000             4.00          7.81
25-Feb-06            78,961,000             4.00          7.81
25-Mar-06            78,961,000             4.58          7.81
25-Apr-06            78,961,000             3.99          7.81
25-May-06            78,961,000             4.17          7.81
25-Jun-06            78,961,000             4.88          7.81
25-Jul-06            78,961,000             5.06          7.81
25-Aug-06            78,961,000             4.82          7.81
25-Sep-06            78,961,000             4.79          7.81
25-Oct-06            78,961,000             4.99          7.81
25-Nov-06            78,961,000             4.77          7.81
25-Dec-06            78,961,000             5.39          7.81
25-Jan-07            78,961,000             5.16          7.81
25-Feb-07            78,961,000             5.15          7.81
25-Mar-07            78,961,000             5.84          7.81
25-Apr-07            78,961,000             5.12          7.81
25-May-07            78,961,000             5.33          7.81
25-Jun-07            78,961,000             5.72          7.81
25-Jul-07            78,961,000             5.94          7.81
25-Aug-07            78,961,000             5.68          7.81
25-Sep-07            78,961,000             5.67          7.81
25-Oct-07            78,961,000             5.88          7.81
25-Nov-07            73,749,988             5.78          7.95
25-Dec-07            67,972,349             6.55          8.01
25-Jan-08            62,376,610             6.28          8.01
25-Feb-08            56,947,312             6.23          7.98
25-Mar-08            51,679,184             6.68          7.94
25-Apr-08            46,810,974             6.09          7.89
25-May-08            45,526,546             6.32          7.89
25-Jun-08            44,280,027             6.51          7.89
25-Jul-08            43,071,925             6.75          7.89
25-Aug-08            41,899,264             6.46          7.89
25-Sep-08            40,760,936             6.44          7.89
25-Oct-08            39,655,865             6.67          7.89
25-Nov-08            38,583,015             6.39          7.89
25-Dec-08            37,541,385             6.72          7.89
25-Jan-09            36,530,348             6.43          7.89
25-Feb-09            35,548,593             6.41          7.89
25-Mar-09            34,595,211             7.21          7.89
25-Apr-09            33,669,326             6.36          7.89
25-May-09            32,770,087             6.59          7.89
25-Jun-09            31,896,676             6.40          7.89
25-Jul-09            31,048,543             6.63          7.89
25-Aug-09            30,224,653             6.35          7.89
25-Sep-09            29,424,263             6.32          7.89
25-Oct-09            28,646,655             6.55          7.89
25-Nov-09            27,891,132             6.27          7.89
25-Dec-09            27,157,020             6.50          7.89
25-Jan-10            26,443,667             6.22          7.89
25-Feb-10            25,750,443             6.20          7.89
25-Mar-10            25,076,736             6.98          7.89
25-Apr-10            24,421,957             6.15          7.89
25-May-10            23,785,532             6.37          7.89
25-Jun-10            23,166,908             6.10          7.89
25-Jul-10            22,565,549             6.32          7.89
25-Aug-10            21,980,937             6.05          7.89
25-Sep-10            21,412,569             6.02          7.89
25-Oct-10            20,859,959             6.25          7.89
25-Nov-10            20,322,636             5.98          7.89
25-Dec-10            19,800,145             6.20          7.89
25-Jan-11            19,292,043             5.93          7.89
25-Feb-11            18,797,904             5.90          7.89
25-Mar-11            18,317,314             6.66          7.89
25-Apr-11            17,849,872             5.86          7.89
25-May-11            17,395,190             6.07          7.89
25-Jun-11            16,952,892             5.81          7.89
25-Jul-11            16,522,614             6.03          7.89
25-Aug-11            16,030,739             5.77          7.90
25-Sep-11            15,547,605             5.76          7.91
25-Oct-11            15,077,512             5.99          7.92

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------
Cash Flow Priority:        The Cash Flow Priority is as follows:

                           1. Repayment of any unrecoverable, unreimbursed Servicer advances.

                           2. Servicing Fees, Trustee Fees and PMI Insurer Premium Fee Rate.

                           3. Available interest funds, as follows: monthly interest, including any interest carryforward to the Class A Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward sequentially to the Class M Certificates, then sequentially to the Class B Certificates.

                           4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal sequentially to the Class M Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal sequentially to the Class B Certificates as described under "PRINCIPAL PAYDOWN."

                           5. Excess interest to Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.

                           6. Excess interest to pay subordinate principal shortfalls.

                           7. Excess interest to pay any Certificate Carryover resulting from the imposition of the Available Funds Cap.

                           8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Certificates.

Principal Paydown:         If the Subordinate Class Principal Distribution Test
                           is not met, all Certificates will be entitled to receive payments of principal in the following order of priority:

                           1. All scheduled and unscheduled principal plus excess spread related to the Mortgage Loans to the extent distributable as principal to restore O/C for the Certificates to the required level will be paid sequentially to the Class A Certificates until the principal balance of each such class of Certificates is reduced to zero.

                           2. If the aggregate principal balance of the Subordinated Certificates is reduced to zero, distribution of principal to the Class A Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

                           If the Subordinate Class Principal Distribution Test is met, all Certificates will be entitled to receive payments of principal in the following order of priority:

                           1. Sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met).

                           2.   Sequentially to the Class M Certificates.

                           3.   Sequentially to the Class B Certificates.

                           If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level, as follows:

                           -----------------------------------------------------
                                          (S&P/Fitch/Moody's)   Subordination(1)
                           -----------------------------------------------------
                           Class A           (AAA/AAA/Aaa)           29.30%
                           Class M-1          (AA/AA/Aa2)            19.10%
                           Class M-2            (A/A/A2)             12.60%
                           Class M-3           (A-/A-/A3)            10.60%
                           Class B-1        (BBB+/BBB+/Baa1)         9.10%
                           Class B-2         (BBB/BBB/Baa2)          7.80%
                           Class B-3        (BBB-/BBB-/Baa3)         6.30%
                           -----------------------------------------------------
                           (1) The subordination percentages include the initial over-collateralization levels of [1.80]% and the Class B-4 (class size [0.85]%) [and Class B-5 (class size [0.50]%)] Certificates.

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

                           The Subordinate Class Principal Distribution Test (the "Subordinate Class Principal Distribution Test") is met if:
                           1. The Distribution Date is on or after the October 2007 Distribution Date; and
                           2. The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and
                           3. A Trigger Event does not exist.

Trigger Event:             A trigger event ("Trigger Event") with respect to a
                           Distribution Date after October 2007, exists if (i) the current Senior Enhancement Percentage (as defined below) is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) ([2.5]x) or (ii) aggregate realized losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date exceed the following levels
                           (expressed as a percentage of aggregate principal balance of the related Mortgage Loans as of the Cut-off Date):

                           --------------------------------------------------------------------------------------
                           Distribution Date Occurring In        Realized Loss Percentage
                           --------------------------------------------------------------------------------------
                           October 2007 - September 2008         [2.00]% for the first month, plus an additional
                                                                 1/12th of [1.25]% for each month thereafter
                           October 2008 - September 2009         [3.25]% for the first month, plus an additional
                                                                 1/12th of [1.25]% for each month thereafter
                           October 2009 - September 2010         [4.50]% for the first month, plus an additional
                                                                 1/12th of [0.45]% for each month thereafter
                           October 2011 and thereafter           [4.95]%
                           --------------------------------------------------------------------------------------

Subordinate Class
Principal Distribution
Date: The later of (i) the October 2007 Distribution Date and (ii) the first Distribution Date on which the applicable senior enhancement percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans (the "Senior Enhance Percentage")) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

                    ----------------------------------------
                    Senior Specified Enhancement Percentage:
                    ----------------------------------------

                               -------------------
                                    [29.30]%
                                       Or
                             ([12.85]% + [1.80]%)*2
                    ----------------------------------------

Prospectus:                The Certificates will be offered pursuant to a
                           Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                           Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

           Senior Certificates Available Funds Cap Hypothetical Table
           ----------------------------------------------------------

                          Available Funds    Effective Available
    Distribution Date           Cap (1,2)         Funds Cap (1,3)
   ------------------------------------------------------------------
            25-Oct-04                9.95                    9.00
            25-Nov-04                5.46                    9.00
            25-Dec-04                5.64                    9.00
            25-Jan-05                5.46                    9.00
            25-Feb-05                5.46                    9.00
            25-Mar-05                6.04                    9.00
            25-Apr-05                5.45                    9.00
            25-May-05                5.64                    9.00
            25-Jun-05                5.45                    9.00
            25-Jul-05                5.63                    9.00
            25-Aug-05                5.45                    9.00
            25-Sep-05                5.45                    9.00
            25-Oct-05                5.63                    9.00
            25-Nov-05                5.45                    9.00
            25-Dec-05                5.63                    9.00
            25-Jan-06                5.44                    9.00
            25-Feb-06                5.44                    9.00
            25-Mar-06                6.02                    9.00
            25-Apr-06                5.44                    9.00
            25-May-06                5.62                    9.00
            25-Jun-06                5.92                    9.00
            25-Jul-06                6.09                    9.00
            25-Aug-06                5.88                    9.00
            25-Sep-06                5.85                    9.00
            25-Oct-06                6.04                    9.00
            25-Nov-06                5.84                    9.00
            25-Dec-06                6.03                    9.00
            25-Jan-07                5.83                    9.00
            25-Feb-07                5.82                    9.00
            25-Mar-07                6.44                    9.00
            25-Apr-07                5.81                    9.00
            25-May-07                6.00                    9.00
            25-Jun-07                5.90                    9.00
            25-Jul-07                6.09                    9.00
            25-Aug-07                5.89                    9.00
            25-Sep-07                5.88                    9.00
            25-Oct-07                6.07                    9.00
            25-Nov-07                5.87                    9.00
            25-Dec-07                6.06                    9.00
            25-Jan-08                5.85                    9.00
            25-Feb-08                5.85                    9.00
            25-Mar-08                6.24                    9.00
            25-Apr-08                5.83                    9.00
            25-May-08                6.02                    9.00
            25-Jun-08                5.82                    9.00
            25-Jul-08                6.00                    9.00
            25-Aug-08                5.80                    9.00
            25-Sep-08                5.79                    9.00
            25-Oct-08                5.98                    9.00
            25-Nov-08                5.78                    9.00
            25-Dec-08                5.97                    9.00
            25-Jan-09                5.77                    9.00
            25-Feb-09                5.76                    9.00
            25-Mar-09                6.37                    9.00
            25-Apr-09                5.74                    9.00
            25-May-09                5.93                    9.00
            25-Jun-09                5.73                    9.00
            25-Jul-09                5.91                    9.00
            25-Aug-09                5.72                    9.00
            25-Sep-09                5.71                    9.00
            25-Oct-09                5.89                    9.00
            25-Nov-09                5.70                    9.00
            25-Dec-09                5.88                    9.00
            25-Jan-10                5.68                    9.00
            25-Feb-10                5.67                    9.00
            25-Mar-10                6.27                    9.00
            25-Apr-10                5.66                    9.00
            25-May-10                5.84                    9.00
            25-Jun-10                5.65                    9.00
            25-Jul-10                5.83                    9.00
            25-Aug-10                5.63                    9.00
            25-Sep-10                5.63                    9.00
            25-Oct-10                5.81                    9.00
            25-Nov-10                5.61                    9.00
            25-Dec-10                5.79                    9.00
            25-Jan-11                5.60                    9.00
            25-Feb-11                5.59                    9.00
            25-Mar-11                6.19                    9.00
            25-Apr-11                5.58                    9.00
            25-May-11                5.76                    9.00
            25-Jun-11                5.57                    9.00
            25-Jul-11                5.75                    9.00
            25-Aug-11                5.56                    9.00
            25-Sep-11                5.55                    9.00


(1) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Mortgage Loans based on the net mortgage rates in effect on the related due date divided by (y) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.
(2) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 2.17%.
(3) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 20.00% and further assumes payments are received from the Senior Certificates Yield Maintenance Agreement and Subordinate Certificates Yield Maintenance Agreement.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

         Subordinate Certificates Available Funds Cap Hypothetical Table
         ---------------------------------------------------------------

                          Available Funds     Effective Available
    Distribution Date           Cap (1,2)          Funds Cap (1,3)
        -------------------------------------------------------------
            25-Oct-04                9.95                    9.25
            25-Nov-04                5.46                    9.25
            25-Dec-04                5.64                    9.25
            25-Jan-05                5.46                    9.25
            25-Feb-05                5.46                    9.25
            25-Mar-05                6.04                    9.25
            25-Apr-05                5.45                    9.25
            25-May-05                5.64                    9.25
            25-Jun-05                5.45                    9.25
            25-Jul-05                5.63                    9.25
            25-Aug-05                5.45                    9.25
            25-Sep-05                5.45                    9.25
            25-Oct-05                5.63                    9.25
            25-Nov-05                5.45                    9.25
            25-Dec-05                5.63                    9.25
            25-Jan-06                5.44                    9.25
            25-Feb-06                5.44                    9.25
            25-Mar-06                6.02                    9.25
            25-Apr-06                5.44                    9.25
            25-May-06                5.62                    9.25
            25-Jun-06                5.92                    9.25
            25-Jul-06                6.09                    9.25
            25-Aug-06                5.88                    9.25
            25-Sep-06                5.85                    9.25
            25-Oct-06                6.04                    9.25
            25-Nov-06                5.84                    9.25
            25-Dec-06                6.03                    9.25
            25-Jan-07                5.83                    9.25
            25-Feb-07                5.82                    9.25
            25-Mar-07                6.44                    9.25
            25-Apr-07                5.81                    9.25
            25-May-07                6.00                    9.25
            25-Jun-07                5.90                    9.25
            25-Jul-07                6.09                    9.25
            25-Aug-07                5.89                    9.25
            25-Sep-07                5.88                    9.25
            25-Oct-07                6.07                    9.25
            25-Nov-07                5.87                    9.25
            25-Dec-07                6.06                    9.25
            25-Jan-08                5.85                    9.25
            25-Feb-08                5.85                    9.25
            25-Mar-08                6.24                    9.25
            25-Apr-08                5.83                    9.25
            25-May-08                6.02                    9.25
            25-Jun-08                5.82                    9.25
            25-Jul-08                6.00                    9.25
            25-Aug-08                5.80                    9.25
            25-Sep-08                5.79                    9.25
            25-Oct-08                5.98                    9.25
            25-Nov-08                5.78                    9.25
            25-Dec-08                5.97                    9.25
            25-Jan-09                5.77                    9.25
            25-Feb-09                5.76                    9.25
            25-Mar-09                6.37                    9.25
            25-Apr-09                5.74                    9.25
            25-May-09                5.93                    9.25
            25-Jun-09                5.73                    9.25
            25-Jul-09                5.91                    9.25
            25-Aug-09                5.72                    9.25
            25-Sep-09                5.71                    9.25
            25-Oct-09                5.89                    9.25
            25-Nov-09                5.70                    9.25
            25-Dec-09                5.88                    9.25
            25-Jan-10                5.68                    9.25
            25-Feb-10                5.67                    9.25
            25-Mar-10                6.27                    9.25
            25-Apr-10                5.66                    9.25
            25-May-10                5.84                    9.25
            25-Jun-10                5.65                    9.25
            25-Jul-10                5.83                    9.25
            25-Aug-10                5.63                    9.25
            25-Sep-10                5.63                    9.25
            25-Oct-10                5.81                    9.25
            25-Nov-10                5.61                    9.25
            25-Dec-10                5.79                    9.25
            25-Jan-11                5.60                    9.25
            25-Feb-11                5.59                    9.25
            25-Mar-11                6.19                    9.25
            25-Apr-11                5.58                    9.25
            25-May-11                5.76                    9.25
            25-Jun-11                5.57                    9.25
            25-Jul-11                5.75                    9.25
            25-Aug-11                5.56                    9.25
            25-Sep-11                5.55                    9.25


(4) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Mortgage Loans based on the net mortgage rates in effect on the related due date divided by (y) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.
(5) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 2.17%.
(6) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 20.00% and further assumes payments are received from the Senior Certificates Yield Maintenance Agreement and Subordinate Certificates Yield Maintenance Agreement.

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

                                  Excess Spread
                                  -------------


                                    Excess        Excess
                       Period     Spread(1,2)   Spread(1,3)
                      --------------------------------------
                          1          4.36          4.36
                          2          3.20          3.20
                          3          3.11          3.11
                          4          3.01          3.01
                          5          2.84          2.84
                          6          2.89          2.89
                          7          2.65          2.65
                          8          2.67          2.67
                          9          2.47          2.47
                         10          2.52          2.52
                         11          2.34          2.34
                         12          2.25          2.25
                         13          2.28          2.28
                         14          2.08          2.08
                         15          2.12          2.12
                         16          1.92          1.92
                         17          1.85          1.85
                         18          2.15          2.15
                         19          1.70          1.70
                         20          1.75          1.75
                         21          2.47          2.47
                         22          2.51          2.51
                         23          2.29          2.29
                         24          2.22          2.22
                         25          2.31          2.31
                         26          2.11          2.11
                         27          2.51          2.51
                         28          2.31          2.31
                         29          2.25          2.25
                         30          2.63          2.63
                         31          2.15          2.15
                         32          2.25          2.25
                         33          2.38          2.38
                         34          2.48          2.48
                         35          2.28          2.28
                         36          2.23          2.23
                         37          2.34          2.34
                         38          2.19          2.13
                         39          2.49          2.40
                         40          2.31          2.19
                         41          2.27          2.14
                         42          2.54          2.41
                         43          2.19          2.04
                         44          2.30          2.16
                         45          2.20          2.05
                         46          2.32          2.17
                         47          2.12          1.96
                         48          2.08          1.91
                         49          2.20          2.03
                         50          2.00          1.82
                         51          2.19          2.01
                         52          1.98          1.80
                         53          1.94          1.75
                         54          2.40          2.22
                         55          1.86          1.66
                         56          1.98          1.78
                         57          1.84          1.63
                         58          1.97          1.76
                         59          1.75          1.53
                         60          1.70          1.48
                         61          1.82          1.60
                         62          1.60          1.37
                         63          1.80          1.57
                         64          1.57          1.33
                         65          1.53          1.29
                         66          2.02          1.79
                         67          1.45          1.19
                         68          1.59          1.34
                         69          1.42          1.16
                         70          1.57          1.30
                         71          1.36          1.08
                         72          1.33          1.05
                         73          1.48          1.21
                         74          1.26          0.99
                         75          1.44          1.18
                         76          1.23          0.96
                         77          1.19          0.93
                         78          1.71          1.47
                         79          1.13          0.86
                         80          1.28          1.03
                         81          1.09          0.83
                         82          1.25          1.00
                         83          1.04          0.78
                         84          1.02          0.75
                         85          1.19          0.91


(1) Excess Spread means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Mortgage Loans for the applicable accrual period based on the net mortgage rates in effect on the related due date minus the total interest accrued on the Certificates for the applicable accrual period divided by (y) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable accrual period.
(2) Assumes Forward LIBOR Curve (page 16), no losses, 100% Servicer advance of delinquent principal and interest, Pricing Prepayment assumption and Trigger Event is not in effect for any Distribution Date.
(3) Assumes Forward LIBOR Curve (page 16), no losses, 100% Servicer advance of delinquent principal and interest, Pricing Prepayment assumption and Trigger Event is in effect for every Distribution Date on or after the Stepdown Date.

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

                               Forward LIBOR Curve
                               -------------------

                                       1 Month      6 Month
                         Period         LIBOR        LIBOR
                         -----------------------------------
                            1           1.840        2.153
                            2           1.941        2.240
                            3           2.104        2.343
                            4           2.118        2.439
                            5           2.280        2.520
                            6           2.512        2.599
                            7           2.454        2.657
                            8           2.524        2.721
                            9           2.615        2.794
                           10           2.663        2.870
                           11           2.732        2.938
                           12           2.813        3.012
                           13           2.885        3.083
                           14           2.957        3.152
                           15           3.033        3.221
                           16           3.107        3.297
                           17           3.167        3.354
                           18           3.227        3.421
                           19           3.294        3.480
                           20           3.364        3.527
                           21           3.430        3.576
                           22           3.485        3.624
                           23           3.528        3.667
                           24           3.562        3.712
                           25           3.597        3.751
                           26           3.647        3.794
                           27           3.693        3.839
                           28           3.739        3.880
                           29           3.778        3.914
                           30           3.816        3.951
                           31           3.853        3.985
                           32           3.887        4.017
                           33           3.921        4.050
                           34           3.952        4.082
                           35           3.984        4.115
                           36           4.012        4.153
                           37           4.039        4.181
                           38           4.076        4.215
                           39           4.112        4.248
                           40           4.146        4.281
                           41           4.176        4.309
                           42           4.206        4.338
                           43           4.236        4.366
                           44           4.265        4.392
                           45           4.293        4.420
                           46           4.317        4.443
                           47           4.343        4.468
                           48           4.366        4.495
                           49           4.389        4.517
                           50           4.414        4.547
                           51           4.439        4.571
                           52           4.465        4.603
                           53           4.489        4.629
                           54           4.512        4.657
                           55           4.541        4.686
                           56           4.569        4.720
                           57           4.597        4.752
                           58           4.626        4.782
                           59           4.657        4.818
                           60           4.686        4.848
                           61           4.720        4.878
                           62           4.756        4.908
                           63           4.790        4.933
                           64           4.821        4.966
                           65           4.846        4.982
                           66           4.869        5.002
                           67           4.893        5.022
                           68           4.913        5.039
                           69           4.931        5.054
                           70           4.947        5.069
                           71           4.960        5.087
                           72           4.972        5.103
                           73           4.984        5.119
                           74           5.003        5.135
                           75           5.022        5.152
                           76           5.041        5.173
                           77           5.055        5.186
                           78           5.070        5.201
                           79           5.087        5.217
                           80           5.102        5.233
                           81           5.118        5.247
                           82           5.131        5.263
                           83           5.144        5.277
                           84           5.158        5.292
                           85           5.172        5.307


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

                                Breakeven Losses
                                ----------------

--------------------------------------------------------------------------------
Severity                                25%            35%              45%
--------------------------------------------------------------------------------
Class M-1
Constant Default Rate (CDR)(1)      24.81 CDR      15.77 CDR        11.52 CDR
Avg. Life (yrs)                         6.69            8.01             8.80
Total Collateral Group Loss            12.11%          12.50%           12.72%
--------------------------------------------------------------------------------
Class M-2
Constant Default Rate (CDR)(1)      16.15 CDR      10.73 CDR         8.02 CDR
Avg. Life (yrs)                         8.98           10.20            10.94
Total Collateral Group Loss             9.08%          9.36%            9.51%
--------------------------------------------------------------------------------
Class M-3
Constant Default Rate (CDR)(1)      13.89 CDR       9.34 CDR         7.02 CDR
Avg. Life (yrs)                         12.15          13.65            14.52
Total Collateral Group Loss             8.14%          8.38%            8.51%
--------------------------------------------------------------------------------
Class B-1
Constant Default Rate (CDR)(1)      12.31 CDR       8.35 CDR         6.31 CDR
Avg. Life (yrs)                         13.35          14.82            15.68
Total Collateral Group Loss             7.43%          7.65%            7.77%
--------------------------------------------------------------------------------
Class B-2
Constant Default Rate (CDR)(1)      11.02 CDR       7.54 CDR         5.72 CDR
Avg. Life (yrs)                         14.18          15.60            16.38
Total Collateral Group Loss             6.83%          7.03%            7.13%
--------------------------------------------------------------------------------
Class B-3
Constant Default Rate (CDR)(1)      9.66 CDR        6.67 CDR         5.09 CDR
Avg. Life (yrs)                         14.35          15.57            16.31
Total Collateral Group Loss             6.15%          6.34%            6.44%
--------------------------------------------------------------------------------
Assumptions:

(1) Pricing Prepayment Assumption, default is in addition to voluntary prepay
(2) Forward LIBOR Curve (page 16)
(3) 12 month recovery lag
(4) 100% Servicer advance of delinquent principal and interest
(5) To maturity
(6) Trigger Event is in effect for every Distribution Date on or after the Stepdown Date

Footnotes:
(1) Constant Default Rate ("CDR") is an annualized rate based upon an assumed constant monthly default rate of a pool of Mortgage Loans.

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------


                Prepayment Speed Sensitivity Table (To 10% Call)
                ------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment Speed                    0%              50%             75%             100%             125%            150%
-----------------------------------------------------------------------------------------------------------------------------------
Class A-1
WAL                               10.17            1.33             0.99            0.78             0.65            0.55
Principal Window              10/04 - 10/21    10/04 - 03/07   10/04 - 07/06    10/04 - 03/06   10/04 - 12/05    10/04 - 10/05
# months                           205              30               22              18               15              13
-----------------------------------------------------------------------------------------------------------------------------------
Class A-2
WAL                               23.78            7.11             4.82            3.53             2.67            1.96
Principal Window              10/21 - 02/33    03/07 - 06/18   07/06 - 03/14    03/06 - 09/11   12/05 - 03/10    10/05 - 01/09
# months                           137              136              93              67               52              40
-----------------------------------------------------------------------------------------------------------------------------------
Class M-1
WAL                               25.91            8.98             6.10            4.73             4.26            4.28
Principal Window              05/26 - 02/33    01/09 - 06/18   10/07 - 03/14    01/08 - 09/11   04/08 - 03/10    10/08 - 01/09
# months                            82              114              78              45               24               4
-----------------------------------------------------------------------------------------------------------------------------------
Class M-2
WAL                               25.91            8.98             6.10            4.68             4.05            3.92
Principal Window              05/26 - 02/33    01/09 - 06/18   10/07 - 03/14    11/07 - 09/11   01/08 - 03/10    04/08 - 01/09
# months                            82              114              78              47               27              10
-----------------------------------------------------------------------------------------------------------------------------------
Class M-3
WAL                               25.91            8.98             6.10            4.65             3.98            3.70
Principal Window              05/26 - 02/33    01/09 - 06/18   10/07 - 03/14    11/07 - 09/11   01/08 - 03/10    03/08 - 01/09
# months                            82              114              78              47               27              11
-----------------------------------------------------------------------------------------------------------------------------------
Class B-1
WAL                               25.91            8.98             6.10            4.65             3.94            3.64
Principal Window              05/26 - 02/33    01/09 - 06/18   10/07 - 03/14    11/07 - 09/11   12/07 - 03/10    02/08 - 01/09
# months                            82              114              78              47               28              12
-----------------------------------------------------------------------------------------------------------------------------------
Class B-2
WAL                               25.91            8.98             6.10            4.65             3.93            3.59
Principal Window              05/26 - 02/33    01/09 - 06/18   10/07 - 03/14    11/07 - 09/11   12/07 - 03/10    01/08 - 01/09
# months                            82              114              78              47               28              13
-----------------------------------------------------------------------------------------------------------------------------------
Class B-3
WAL                               25.91            8.98             6.10            4.64             3.90            3.55
Principal Window              05/26 - 02/33    01/09 - 06/18   10/07 - 03/14    10/07 - 09/11   11/07 - 03/10    12/07 - 01/09
# months                            82              114              78              48               29              14
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

                Prepayment Speed Sensitivity Table (To Maturity)
                ------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment Speed                    0%              50%             75%             100%             125%            150%
-----------------------------------------------------------------------------------------------------------------------------------
Class A-2
WAL                               23.87            7.75             5.34            3.95             3.00            2.21
Principal Window              10/21 - 05/34    03/07 - 07/31   07/06 - 08/26    03/06 - 01/22   12/05 - 09/18    10/05 - 03/16
# months                           152              293             242              191             154              126
-----------------------------------------------------------------------------------------------------------------------------------
Class M-1
WAL                               26.04            9.83             6.78            5.27             4.68            5.00
Principal Window              05/26 - 03/34    01/09 - 07/27   10/07 - 10/21    01/08 - 10/17   04/08 - 02/15    10/08 - 03/13
# months                            95              223             169              118              83              54
-----------------------------------------------------------------------------------------------------------------------------------
Class M-2
WAL                               26.03            9.73             6.68            5.14             4.41            4.22
Principal Window              05/26 - 02/34    01/09 - 08/25   10/07 - 12/19    11/07 - 04/16   01/08 - 11/13    04/08 - 02/12
# months                            94              200             147              102              71              47
-----------------------------------------------------------------------------------------------------------------------------------
Class M-3
WAL                               26.02            9.61             6.59            5.04             4.27            3.96
Principal Window              05/26 - 12/33    01/09 - 07/23   10/07 - 02/18    11/07 - 11/14   01/08 - 08/12    03/08 - 02/11
# months                            92              175             125              85               56              36
-----------------------------------------------------------------------------------------------------------------------------------
Class B-1
WAL                               26.01            9.53             6.52            4.98             4.19            3.85
Principal Window              05/26 - 10/33    01/09 - 08/22   10/07 - 05/17    11/07 - 03/14   12/07 - 03/12    02/08 - 09/10
# months                            90              164             116              77               52              32
-----------------------------------------------------------------------------------------------------------------------------------
Class B-2
WAL                               26.00            9.44             6.45            4.93             4.14            3.77
Principal Window              05/26 - 09/33    01/09 - 10/21   10/07 - 10/16    11/07 - 09/13   12/07 - 10/11    01/08 - 05/10
# months                            89              154             109              71               47              29
-----------------------------------------------------------------------------------------------------------------------------------
Class B-3
WAL                               25.98            9.31             6.35            4.84             4.05            3.67
Principal Window              05/26 - 08/33    01/09 - 12/20   10/07 - 02/16    10/07 - 03/13   11/07 - 05/11    12/07 - 01/10
# months                            88              144             101              66               43              26
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

     Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-AQ1
     ----------------------------------------------------------------------

                                 Summary Report
                                 --------------

Aggregate Outstanding Principal Balance          $614,478,132
Aggregate Original Principal Balance             $616,867,000
Number of Mortgage Loans                                3,336

                                                   Average(1)        Minimum            Maximum
-                                                  ----------        -------            -------
Original Principal Balance                           $184,912        $60,000           $550,000
Outstanding Principal Balance                        $184,196        $58,843           $547,686

                                          Weighted Average(2)        Minimum            Maximum
-                                         -------------------        -------            -------
Original Term (mos)                                       357            180                360
Stated Remaining Term (mos)                               353            175                357
Expected Remaining Term (mos)                             353            173                357
Loan Age (mos)                                              4              3                  8
Current Interest Rate                                  6.908%         5.200%            11.500%
Initial Interest Rate Cap                              2.000%         2.000%             2.000%
Periodic Rate Cap                                      1.000%         1.000%             1.000%
Gross Margin                                           6.057%         4.500%             7.125%
Maximum Mortgage Rate                                 13.170%        11.250%            17.150%
Minimum Mortgage Rate                                  7.170%         5.250%            11.150%
Months to Roll                                             23             17                 32
Original Loan-to-Value                                 86.73%         16.30%             95.00%
Effective Loan-to-Value                                70.28%         16.30%             95.00%
Credit Score (3)                                          624            445                801

                                                     Earliest         Latest
-                                                    --------         ------                  -
Origination Dates                                     12/2003        04/2004
Maturity Dates                                        04/2019        06/2034

Lien Position                                              Percent of Collateral
-------------                                              ---------------------
1st Lien                                                                 100.0 %

Occupancy                                                  Percent of Collateral
---------                                                  ---------------------
Owner-occupied                                                            85.0 %
Investment                                                                15.0 %
Second Home                                                                0.0 %


Documentation                                              Percent of Collateral
-------------                                              ---------------------
Full Documentation                                                        62.0 %
Stated Income                                                             32.2 %
Reduced Documentation                                                      5.8 %

Year of Origination                                        Percent of Collateral
-------------------                                        ---------------------
2004                                                                      99.9 %
2003                                                                       0.1 %

Loan Purpose                                               Percent of Collateral
Refinance - Cashout                                                       62.2 %
Purchase                                                                  29.6 %
Refinance - Rate/Term                                                      8.2 %

Property Type                                              Percent of Collateral
Single Family Detached                                                    83.4 %
Two- to Four-family Dwelling
Unit                                                                       8.7 %
Condominium                                                                5.2 %
Planned Unit Development                                                   2.6 %
Manufactured Housing                                                       0.1 %

Collateral Type                                            Percent of Collateral
Adjustable-rate                                                           64.3 %
Fixed-rate                                                                35.7 %


Notes:
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighted Average only for loans with credit scores.

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

     Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-AQ1

                              Current Mortgage Rate
                              ---------------------
                              Number of    Aggregate Principal   Percent of
Current Mortgage Rates   Mortgage Loans    Balance Outstanding   Collateral
--------------------------------------------------------------------------------
5.000% to 5.499%                    147            $45,442,900          7.4 %
5.500% to 5.999%                    389             90,162,663         14.7
6.000% to 6.499%                    383             76,601,105         12.5
6.500% to 6.999%                    697            131,619,820         21.4
7.000% to 7.499%                    529             92,470,750         15.0
7.500% to 7.999%                    587             94,452,315         15.4
8.000% to 8.499%                    303             44,043,086          7.2
8.500% to 8.999%                    203             27,063,116          4.4
9.000% to 9.499%                     54              6,781,768          1.1
9.500% to 9.999%                     31              4,191,221          0.7
10.000% to 10.499%                    7                886,359          0.1
10.500% to 10.999%                    4                616,434          0.1
11.000% to 11.499%                    1                 80,387          0.0
11.500% to 11.999%                    1                 66,208          0.0
--------------------------------------------------------------------------------
Total:                            3,336           $614,478,132        100.0 %
                                  =====           ============        =======

Mortgage Rates Range is from: 5.200% to 11.500%
Weighted Average is: 6.908%

                       Remaining Months to Stated Maturity
                       -----------------------------------

                              Number of    Aggregate Principal   Percent of
Remaining Term (Months)  Mortgage Loans    Balance Outstanding   Collateral
--------------------------------------------------------------------------------
169 to 180                           61             $7,058,395          1.1 %
229 to 240                           33              5,077,336          0.8
349 to 360                        3,242            602,342,401         98.0
--------------------------------------------------------------------------------
Total:                            3,336           $614,478,132        100.0 %
                                  =====           ============        =======

Remaining Term Range is from (Months): 175 to 357
Weighted Average is (Months): 353

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

     Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-AQ1

                    Original Mortgage Loan Principal Balances
                    -----------------------------------------

Range of Original Mortgage        Number of    Aggregate Principal   Percent of
Loan Principal Balances      Mortgage Loans    Balance Outstanding   Collateral
--------------------------------------------------------------------------------
$100,000 or Less                        719            $56,565,371        9.2 %
$100,001 to $150,000                    867            107,551,610       17.5
$150,001 to $200,000                    632            109,517,351       17.8
$200,001 to $250,000                    377             83,940,858       13.7
$250,001 to $300,000                    227             61,521,430       10.0
$300,001 to $350,000                    204             65,815,884       10.7
$350,001 to $400,000                    138             51,304,005        8.3
$400,001 to $450,000                     87             36,880,807        6.0
$450,001 to $500,000                     70             33,501,293        5.5
$500,001 to $550,000                     15              7,879,521        1.3
--------------------------------------------------------------------------------
Total                                 3,336           $614,478,132      100.0 %
                                      =====           ============      =======

Original Mortgage Loan Principal Balance Range is from: $60,000 to $550,000 Average is: $184,912

                              Product Type Summary
                              --------------------

                             Number of    Aggregate Principal         Percent of
Product Type Summary    Mortgage Loans    Balance Outstanding   Fixed Collateral
--------------------------------------------------------------------------------
15 Year FRM                         59             $6,759,561             1.1 %
20 Year FRM                         33              5,077,336             0.8
30 Year FRM                      1,096            207,676,202            33.8
2/28 LIBOR Loan                  1,694            305,004,173            49.6
3/27 LIBOR Loan                    454             89,960,861            14.6
--------------------------------------------------------------------------------
Total                            3,336           $614,478,132           100.0 %

                          Prepayment Penalties Summary
                          ----------------------------

                                  Number of    Aggregate Principal   Percent of
Prepayment Penalty Summary   Mortgage Loans    Balance Outstanding   Collateral
--------------------------------------------------------------------------------
None                                    707           $121,355,700       19.7 %
12 Months                               185             39,425,125        6.4
24 Months                             1,182            213,590,084       34.8
36 Months                             1,262            240,107,224       39.1
--------------------------------------------------------------------------------
Total                                 3,336           $614,478,132      100.0 %
                                      =====           ============      =======

Weighted Average (loans with penalties only) is: 29 months

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

     Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-AQ1

                               State Distributions
                               -------------------

                    Number of         Aggregate Principal   Percent of
States           Mortgage Loans       Balance Outstanding   Collateral
-----------------------------------------------------------------------
Alabama                    22                  $2,162,610        0.4 %
Alaska                      6                     916,658          0.1
Arizona                   275                  35,747,862          5.8
Arkansas                    4                     595,759          0.1
California                860                 229,402,061         37.3
Colorado                   65                  13,038,988          2.1
Connecticut                62                  11,250,003          1.8
Delaware                    7                     941,041          0.2
Georgia                    51                   7,351,786          1.2
Hawaii                     25                   5,590,810          0.9
Idaho                       6                     753,331          0.1
Illinois                  242                  41,876,369          6.8
Indiana                    69                   6,877,039          1.1
Iowa                       13                   1,599,191          0.3
Kansas                     22                   1,999,232          0.3
Kentucky                   25                   2,809,668          0.5
Louisiana                  36                   4,017,985          0.7
Maine                       7                     814,623          0.1
Maryland                   86                  15,990,727          2.6
Massachusetts              64                  15,592,373          2.5
Michigan                  125                  15,291,452          2.5
Minnesota                  94                  18,028,565          2.9
Mississippi                23                   2,578,157          0.4
Missouri                   50                   5,020,688          0.8
Montana                     1                      73,293          0.0
Nebraska                   11                   1,685,587          0.3
Nevada                    128                  23,905,783          3.9
New Hampshire               8                   1,584,309          0.3
New Jersey                 15                   2,837,142          0.5
New Mexico                 14                   1,776,480          0.3
New York                  148                  38,400,681          6.2
North Carolina             40                   4,979,329          0.8
North Dakota                2                     187,907          0.0
Ohio                       69                   6,490,941          1.1
Oklahoma                   29                   3,671,356          0.6
Oregon                     41                   6,532,421          1.1
Pennsylvania               83                  10,937,066          1.8
Rhode Island               25                   4,813,879          0.8
South Carolina              7                     872,195          0.1
South Dakota                2                     288,881          0.0
Tennessee                  64                   6,898,014          1.1
Texas                     193                  23,454,113          3.8
Utah                       85                  13,575,505          2.2
Vermont                     1                     369,774          0.1
Washington                 84                  15,508,154          2.5
Wisconsin                  43                   4,936,267          0.8
Wyoming                     4                     452,077          0.1
-----------------------------------------------------------------------
Total                   3,336                $614,478,132      100.0 %
                        =====                ============      =======

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

     Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-AQ1

                          Original Loan-to-Value Ratios
                          -----------------------------

                                               Number of        Aggregate Principal   Percent of
Range of Original Loan-to-Value Ratios     Mortgage Loans       Balance Outstanding   Collateral
------------------------------------------------------------------------------------------------
50.00% or Less                                        32                 $5,047,429        0.8 %
50.01% to 55.00%                                      28                  5,248,856        0.9
55.01% to 60.00%                                      54                  9,778,481        1.6
60.01% to 65.00%                                      55                 13,602,109        2.2
65.01% to 70.00%                                     119                 22,780,067        3.7
70.01% to 75.00%                                     114                 22,320,514        3.6
75.01% to 80.00%                                     383                 74,811,227       12.2
80.01% to 85.00%                                     206                 37,277,622        6.1
85.01% to 90.00%                                   1,147                200,941,565       32.7
90.01% to 95.00%                                   1,198                222,670,263       36.2
------------------------------------------------------------------------------------------------
-Total                                             3,336               $614,478,132      100.0 %

Loan-to-Value Ratios Range is from 16.30% to 95.00%
Weighted Average is 86.73%

                       Effective Loan-to-Value Ratios(1)
                       ---------------------------------

                                               Number of        Aggregate Principal   Percent of
Range of Effective Loan-to-Value Ratios    Mortgage Loans       Balance Outstanding   Collateral
------------------------------------------------------------------------------------------------
50.00% or Less                                        32                 $5,047,429        0.8 %
50.01% to 55.00%                                      28                  5,248,856        0.9
55.01% to 60.00%                                      54                  9,778,481        1.6
60.01% to 65.00%                                   2,307                446,656,204       72.7
65.01% to 70.00%                                      30                  5,379,770        0.9
70.01% to 75.00%                                      25                  3,534,053        0.6
75.01% to 80.00%                                      97                 17,020,777        2.8
80.01% to 85.00%                                      61                  9,041,565        1.5
85.01% to 90.00%                                     396                 61,405,533       10.0
90.01% to 95.00%                                     306                 51,365,465        8.4
------------------------------------------------------------------------------------------------
Total                                              3,336               $614,478,132      100.0 %

(1) Giving effect to and assuming payments under the PMI Policy for Mortgage Loans covered by the PMI Policy. Loan-to-Value Ratios Range is from 16.30% to 95.00% Weighted Average is 70.28%

                           Mortgage Loan Age Summary
                           -------------------------

                                               Number of        Aggregate Principal   Percent of
Mortgage Loan Age (Months)                 Mortgage Loans       Balance Outstanding   Collateral
------------------------------------------------------------------------------------------------
3                                                      7                 $1,287,654        0.2 %
4                                                  2,951                545,798,337       88.8
5                                                    368                 65,218,144       10.6
6                                                      6                  1,088,332        0.2
7                                                      2                    538,132        0.1
8                                                      2                    547,534        0.1
-                                                      -                    -------        ---
Total                                              3,336               $614,478,132      100.0 %
------------------------------------------------------------------------------------------------

Weighted Average Age (Months) is: 4

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

     Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-AQ1

                              Credit Score Summary
                              --------------------

                        Number of         Aggregate Principal   Percent of
Credit Scores       Mortgage Loans        Balance Outstanding   Collateral
-----------------------------------------------------------------------------
Not Scored                      2                    $469,964        0.1 %
445 to 450                      1                     129,141        0.0
451 to 500                      5                     898,590        0.2
501 to 550                    346                  59,804,777        9.7
551 to 600                    882                 151,870,888       24.7
601 to 650                  1,183                 214,511,869       34.9
651 to 700                    642                 126,253,873       20.5
701 to 750                    213                  44,816,319        7.3
751 to 801                     62                  15,722,712        2.6
-----------------------------------------------------------------------------
Total                       3,336                $614,478,132      100.0 %
                            =====                ============      =======

Credit Score Range is from 445 to 801 Weighted Average (scored loans only) is
                                                                       624

                              Credit Grade Summary
                              --------------------

                             Number of    Aggregate Principal   Percent of
Argent Risk Category     Mortgage Loans   Balance Outstanding   Collateral
-----------------------------------------------------------------------------
1                                2,388           $446,241,791       72.6 %
2                                  259             45,180,407        7.4
3                                  254             41,628,423        6.8
4                                  196             31,988,204        5.2
5                                   14              2,488,507        0.4
6                                    6                966,692        0.2
-----------------------------------------------------------------------------
      Subtotal                   3,117           $568,494,024       92.5 %
                                 =====           ============       ======
Olympus Risk Category
A                                  137             29,686,231        4.8 %
A-                                  13              2,674,444        0.4
A+                                  44              8,666,523        1.4
B                                    6                936,767        0.2
C-                                  19              4,020,144        0.7
-----------------------------------------------------------------------------
       Subtotal                    219            $45,984,108        7.5 %
                                   ---            -----------        -----
Total                            3,336           $614,478,132      100.0 %
                                 =====           ============      =======

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

     Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-AQ1

                              Maximum Mortgage Rate
                              ---------------------

                              Number of        Aggregate Principal   Percent of
Maximum Mortgage Rates   Mortgage Loans        Balance Outstanding   Collateral
--------------------------------------------------------------------------------
11.000% to 11.499%                  19                  $4,983,598          1.3
11.500% to 11.999%                 145                  35,028,345          8.9
12.000% to 12.499%                 232                  48,347,374         12.2
12.500% to 12.999%                 461                  89,737,911         22.7
13.000% to 13.499%                 404                  74,166,151         18.8
13.500% to 13.999%                 446                  76,801,713         19.4
14.000% to 14.499%                 225                  35,289,742          8.9
14.500% to 14.999%                 157                  22,094,636          5.6
15.000% to 15.499%                  33                   4,662,325          1.2
15.500% to 15.999%                  19                   2,807,455          0.7
16.000% to 16.499%                   3                     436,545          0.1
16.500% to 16.999%                   3                     528,852          0.1
17.000% to 17.499%                   1                      80,387          0.0
--------------------------------------------------------------------------------
Total:                           2,148                $394,965,034      100.0 %
                                 =====                ============      =======

Maximum Mortgage Rate Range is from 11.250% to 17.150%
Weighted Average is 13.170%

                              Next Adjustment Date
                              --------------------

                              Number of        Aggregate Principal   Percent of
Next Adjustment Date     Mortgage Loans        Balance Outstanding   Collateral
--------------------------------------------------------------------------------
February 2006                        1                     321,239          0.1
March 2006                           5                     972,523          0.2
April 2006                         220                  40,793,622         10.3
May 2006                         1,462                 261,777,801         66.3
June 2006                            6                   1,138,988          0.3
March 2007                           1                     115,809          0.0
April 2007                          29                   5,544,643          1.4
May 2007                           424                  84,300,409         21.3
--------------------------------------------------------------------------------
Total                            2,148                $394,965,034      100.0 %
                                 =====                ============      =======

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]

                                                     Computational Materials for
                                                           CFLAT Series 2004-AQ1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        North American ABS - Home Equity
--------------------------------------------------------------------------------
Origination:             Chris Schiavone             834-5372
                         Marty Friedman              834-5727
                         Tom Roh                     834-5936
                         Paul White                  834-5440
                         Brian Mendell               834-5029
                         Kevin Lynn                  834-5412
                         Swapna Putcha               834-5435
                         Alissa Smith                834-5432

Structuring:             Philip Li                   834-5033
                         Raj Kothari                 834-5413


--------------------------------------------------------------------------------
                              Syndicate/Sales Desk
--------------------------------------------------------------------------------
Syndicate:                Brian McDonald            834-4154
                          Andy Cherna               834-4154
                          Randall Outlaw            834-4154
                          Stacey Mitchell           834-4154
                          David Stern               834-4154

--------------------------------------------------------------------------------
                              Asset-Backed Trading
--------------------------------------------------------------------------------
Trading:                  Peter Basso               834-3720
                          John Lennon               834-3720
                          Kyongsoo Noh              834-3720







                      -----------------------------------
                                  Please Direct
                              All Questions to the
                            Syndicate Desk (x4-4154)

                                 Brian McDonald
                                   Andy Cherna
                                 Randall Outlaw
                                 Stacey Mitchell
                                   David Stern
                      -----------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[JP MORGAN LOGO]